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EXHIBIT 32(1)

                Written Statement of the Chief Executive Officer
                            of CNA Surety Corporation
                       Pursuant to 18 U.S.C. Section 1350
          (As adopted by Section 906 of the Sarbanes-Oxley Act of 2002)

The undersigned, the Chief Executive Officer of CNA Surety Corporation (the "Company"), hereby certifies that, to his knowledge:

         - The Company's Quarterly Report on Form 10-Q for the quarter ended June 30, 2005 filed on the date hereof with the Securities and Exchange Commission (the Report) fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

         - The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Dated: August 2, 2005

/s/ John F. Welch.
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John F. Welch
President and Chief Executive Officer

The foregoing certification is being furnished solely pursuant to 18 U.S.C.
Section 1350 and is not being filed as part of the Report or as a separate disclosure document.

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